UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2010

JAMMIN JAVA CORP.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52161
(Commission File Number)

N/A
(IRS Employer Identification No.)

357 South Fairfax Avenue, Suite 321, Los Angeles, California 90036
(Address of principal executive offices and Zip Code)

323-300-6413
Registrant's telephone number, including area code:

Item 5.02.           Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 22, 2010 Shane Whittle resigned as our president. On April 22, 2010 Anh Tran was elected director and appointed president.  Mr. Tran is a management consultant and the former President of Greencine.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 22, 2010

JAMMIN JAVA CORP.

/s/ Anh Tran
Anh Tran,
President and Director